MERRILL LYNCH
GLOBAL
HOLDINGS, INC.





FUND LOGO





Quarterly Report

February 28, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL HOLDINGS, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Lawrence R. Fuller, Senior Vice President and
Portfolio Manager
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Philip M. Mandel, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Global Holdings, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.




Merrill Lynch Global Holdings, Inc., February 28, 1999



DEAR SHAREHOLDER

For the quarter ended February 28, 1999, total returns for Merrill Lynch Global Holdings, Inc. Class A, Class B, Class C and Class D Shares were +7.66%, +7.34%, +7.38% and +7.55%, respectively. The total return for the unmanaged Morgan Stanley Capital International
(MSCI) World Stock Index was +4.29% (in US dollar terms) for the same three-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 and 5 of this report to shareholders.)

During the February quarter, the positive outperformance of the fund compared to the MSCI World Stock Index can be attributed to the price appreciation of equity holdings in the telecommunications, retailing and banking industries. In addition, among the fund's top ten equity holdings at the end of the February quarter, five had positive returns well in excess of the total investment return for the MSCI World Stock Index, including net dividends reinvested.

The Environment
As we had anticipated at the beginning of the February quarter, the US economy appears to have experienced the strongest absolute and relative real economic growth among the leading industrialized nations at the start of 1999. US corporate profits were above year-ago levels in the fourth quarter of 1998. The recent increase in US long-term interest rates seems to be reducing the volume of residential mortgage financing and may decrease the level of consumer spending on housing and related appliances. In addition, the year-to-year growth in average hourly earnings of US workers is slowing down and may reflect the continuing rise in unemployment in the manufacturing sector caused by lower-priced imported goods. However, we believe that the growth in real and nominal consumer spending during the remainder of 1999 may continue to be the strongest part of the US economy.

Recent economic reports for the United Kingdom and the leading countries of Western Europe support our view that it is increasingly likely that these economies will slide into a recession during the first half of 1999. Official government reports from Germany show that its economy experienced an absolute decline in business activity during the fourth quarter of 1998. The apparent continuation of declining export shipments to Asia and the related increases in manufacturing unemployment is hurting the overall European economies more significantly than the US economy. The real growth in consumer spending in the United States and market share gains by producers of basic materials, technology components and transportation vehicles in Asia have been reflected in recoveries in business activity for export producers in many Asian countries. However, there does not appear to be a general recovery in consumer spending in the major Asian economies. In Latin America, the implementation of government spending cuts and of collected tax increases in Brazil has a good chance of reducing levels of business activity in the major economies in the region.

Our expectations for a slowdown in the rates of real growth in the United States and the other major economies around the world, at least during the first half of 1999, led us to continue with a strategy that focuses on the banking and financial, telecommunications, insurance and pharmaceutical industries. The total investment weighting in these industries was equal to over 50% of the fund's net assets by the end of the February quarter. In our opinion, we could have a prolonged manufacturing recession in the United States and Europe, comparable to the one experienced during the early 1980s. However, we believe that there are many attractive investment opportunities among companies in industries where proprietary and branded products and services make the investment outlook attractive. Relatively low inflation and interest rates in the United States, along with continued growth in employment in the service sectors, creates an opportunity for higher corporate profits. A continuation of easier money policies by the central banks around the world, combined with more stimulative fiscal policies in the form of consumer income tax reductions, would create an attractive secular outlook for equities, in our opinion.

Investment Strategy
Throughout the February quarter, we remained focused on companies and industries whose earnings will continue to increase during a major slowdown in the overall rate of growth in real and nominal business activity in the major industrialized economies. During the quarter, we eliminated fourteen holdings, including four companies in Japan. In the banking industry, we eliminated holdings in The Bank of New York Company, Inc., Northern Trust Corporation and Wachovia Corporation. We eliminated Cimpor-Cimentos de Portugal, SGPS, SA from the portfolio because of our concerns about the continued deterioration in real economic growth prospects over the next few years. In the electrical equipment industry, we sold our holdings in Matsushita Electric Industrial Company, Ltd. and Sumitomo Electric Industries because of an unpromising outlook for capital spending in the Japanese economy for the near future. Overall capital spending is now projected to decline substantially during the upcoming fiscal year and several companies, including Nippon Telephone & Telegraph Corporation, have announced major cutbacks in capital spending. We also sold our holdings in Keyence Corporation and Murata Manufacturing Co., Ltd. in Japan because of the deteriorating outlook for the Japanese economy over the next year.

During the quarter ended February 28, 1999, we added several investment holdings to the fund. In the financial services industry, we added Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Franklin Resources, Inc. and T. Rowe Price Associates, Inc. We believe that these corporations will produce above-average growth in earnings over the next five years and represent excellent potential investment returns relative to the fundamental risks of their businesses of residential mortgage finance and financial asset management. We added investment holdings in Allied Irish Banks PLC, Bank One Corporation, Banca di Roma, Barclays PLC, Citigroup Inc., Commerzbank AG, Dresdner Bank AG and Mellon Bank Corporation. We also added The Interpublic Group of Companies, Inc. in the advertising industry because we believe that the company is an excellent long-term investment whose management has demonstrated an excellent ability to deal with a changing global environment while producing improving rates-of-return and growth in earnings over the long term.

During the February quarter, we purchased shares of Infinity Broadcasting Corp. for its excellent long-term record of the management of this major radio broadcasting network at growing investment cash flow as well as revenues at an above-average rate.
We added E.I. du Pont de Nemours and Company to the portfolio because of its attractive valuation and management's shift from specialty chemicals and energy to life sciences as well as specialty fibers, which should improve the rate of earnings growth to an above-average level as well as improve the investment rates-of-return and stock valuation ratio. In the computer industry, we added International Business Machines Corporation to the portfolio because of the shift of the majority of revenues and profits to management and consulting services and software as a result of the restructuring over the past five years. We also added Minnesota Mining and Manufacturing Company (3M) for its attractive valuation and the potential for an acceleration in the rate of growth of earnings and improved rates of return as a result of a global restructuring of the corporation. In the household products industry, we added Kimberly-Clark Corporation and The Procter & Gamble Company, where we believe the valuations are attractive and the rate of growth in earnings could be above-average over the next five years.

In the information processing industry, we added America Online, Inc., because we believe it will continue to produce a relatively rapid rate of growth in new subscribers and related revenue as well as an accelerating rate of growth of advertising and merchandising revenue with a relatively modest increment in fixed and marginal costs. We added a significant number of new companies in the insurance industry, including AEGON NV, Aetna Inc., Allianz AG, Assicurazioni Generali, Axa-UAP, CGU PLC, Istituto Nazionale delle Assicurazioni (INA), ING Groep NV and Zurich Allied AG. In the pharmaceutical industry, we added investment holdings in Glaxo Wellcome PLC, Novartis AG, SmithKline Beecham PLC and Zeneca Group PLC. We believe that the valuations of these companies are attractive relative to the prospects for improved rates of return over the next five years from a combination of new products and better operational cost structures from restructurings and mergers.



Merrill Lynch Global Holdings, Inc., February 28, 1999



During the February quarter, we meaningfully reduced the portfolio's investment weighting in several of the largest holdings in the technology sector and retailing industry in the United States as a result of what we believed were relatively high stock valuations. We shifted the investment funds into companies in the banking, telecommunications and pharmaceutical industries. We added Carnival Corporation, a leading cruise travel organization, to the portfolio because of its attractive valuation relative to the long-term prospects for earnings growth.

In Conclusion
We continue to believe that the US equity market will produce the best relative investment performance among the major global stock markets during 1999. We will remain committed to our focus on investments in the larger, higher-quality companies that we believe possess above-average earnings potential and cash flow growth. We thank you for your investment in Merrill Lynch Global Holdings, Inc., and we look forward to reviewing our outlook and strategy in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



April 5, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Global Holdings, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



Merrill Lynch Global Holdings, Inc., February 28, 1999


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results
                                                                                          Ten Years/
                                                        12 Month        3 Month        Since Inception
                                                      Total Return    Total Return       Total Return
ML Global Holdings, Inc. Class A Shares*                 +10.35%          +7.66%           +170.47%
ML Global Holdings, Inc. Class B Shares*                 + 9.21           +7.34            +144.08
ML Global Holdings, Inc. Class C Shares*                 + 9.18           +7.38            + 51.33
ML Global Holdings, Inc. Class D Shares*                 +10.11           +7.55            + 56.73
World Stock Index**                                      +12.71           +4.29         +166.05/+89.31


 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Company's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 2/28/99 and Class C & Class D Shares, from 10/21/94 to 2/28/99.
**The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for the ten years ended 2/28/99 and from 10/31/94 to 2/28/99, respectively.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       +18.63%        +12.40%
Five Years Ended 12/31/98                 + 9.76         + 8.58
Ten Years Ended 12/31/98                  +10.47         + 9.88

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       +17.34%        +13.35%
Five Years Ended 12/31/98                 + 8.62         + 8.62
Ten Years Ended 12/31/98                  + 9.34         + 9.34

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       +17.34%        +16.35%
Inception (10/21/94) through 12/31/98     +10.07         +10.07

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       +18.22%        +12.02%
Inception (10/21/94) through 12/31/98     +10.95         + 9.53

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Holdings, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
LATIN                              Shares                                                                          Percent of
AMERICA      Industries             Held                  Investments                       Cost           Value   Net Assets
Brazil       Telecommunications   30,000,000  Embratel Participacoes SA (Preferred)    $    347,556     $    405,797    0.2%
                                  30,000,000  Tele Centro Oeste Celular
                                              Participacoes SA (Preferred)                   17,378           25,217    0.0
                                  30,000,000  Tele Centro Sul Participacoes SA
                                              (Preferred)                                   260,667          236,232    0.1
                                  30,000,000  Tele Leste Celular Participacoes SA
                                              (Preferred)                                    21,722           12,464    0.0
                                  30,000,000  Tele Nordeste Celular Participacoes
                                              SA (Preferred)                                 11,296           21,739    0.0
                                  30,000,000  Tele Norte Celular Participacoes SA
                                              (Preferred)                                    17,378           13,913    0.0
                                  30,000,000  Tele Sudeste Celular Participacoes SA
                                              (Preferred)                                    78,200           78,261    0.0
                                  30,000,000  Telecomunicacoes Brasileiras SA--
                                              Telebras (Preferred)                           10,427            4,058    0.0
                                  30,000,000  Telesp Celular Participacoes SA
                                              (Preferred)                                   341,039          250,725    0.1
                                  30,000,000  Telesp Participacoes SA (Preferred)           821,536          492,754    0.2

                                              Total Investments in Latin America          1,927,199        1,541,160    0.6


NORTH
AMERICA


Canada       Communications           20,000  Northern Telecom Limited (Nortel)             294,975        1,161,250    0.4
             Equipment

             Telecommunications       50,000  MetroNet Communications Corp. 'B'           1,450,921        2,168,750    0.8

                                              Total Investments in Canada                 1,745,896        3,330,000    1.2


United       Advertising              15,000  The Interpublic Group of
States                                        Companies, Inc.                             1,126,680        1,122,188    0.4

             Banking &                63,000  Bank One Corporation                        3,181,193        3,386,250    1.3
             Financial                57,000  BankAmerica Corporation                     3,675,902        3,722,812    1.4
                                      50,000  Citigroup Inc.                              2,774,253        2,937,500    1.1
                                      35,000  Mellon Bank Corporation                     2,347,100        2,366,875    0.9
                                                                                       ------------     ------------  ------
                                                                                         11,978,448       12,413,437    4.7

             Broadcasting/            25,000  CBS Corporation                               630,560          921,875    0.3
             Radio & Television       26,000  Chancellor Media Corporation                  937,761        1,137,500    0.4
                                      20,000  Clear Channel Communications, Inc.            813,182        1,200,000    0.5
                                      30,000  Infinity Broadcasting Corp.
                                              (Class A)                                     849,300          712,500    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,230,803        3,971,875    1.5

             Chemicals                48,000  E.I. du Pont de Nemours and Company         2,633,354        2,463,000    0.9

             Communications           82,000  Cisco Systems, Inc.                         1,734,414        8,020,625    3.0
             Equipment

             Computers                95,000  Compaq Computer Corporation                 3,537,033        3,348,750    1.3
                                      15,000  Dell Computer Corporation                     616,510        1,200,937    0.4
                                      17,000  International Business Machines
                                              Corporation                                 3,184,313        2,890,000    1.1
                                                                                       ------------     ------------  ------
                                                                                          7,337,856        7,439,687    2.8

             Cosmetics                13,000  The Gillette Company                          567,124          697,125    0.3

             Diversified              70,000  Minnesota Mining and Manufacturing
                                              Company (3M)                                5,373,682        5,184,375    2.0

             Electrical               52,000  General Electric Company                    5,243,352        5,216,250    2.0
             Equipment

             Electronics              11,000  Intel Corporation                             304,563        1,319,312    0.5
                                      10,000  Texas Instruments Incorporated                242,800          891,875    0.3
                                                                                       ------------     ------------  ------
                                                                                            547,363        2,211,187    0.8

             Entertainment            50,000  The Walt Disney Company                     1,740,385        1,759,375    0.7
             Financial Services       12,000  Federal Home Loan Mortgage Corporation        740,802          706,500    0.3
                                      35,000  Federal National Mortgage Association       2,459,472        2,450,000    0.9
                                      15,000  Franklin Resources, Inc.                      547,462          477,187    0.2
                                       5,000  T. Rowe Price Associates, Inc.                188,242          153,438    0.0
                                                                                       ------------     ------------  ------
                                                                                          3,935,978        3,787,125    1.4

             Food Merchandising       14,000  Safeway Inc.                                  767,402          808,500    0.3

             Household Products       27,000  Kimberly-Clark Corporation                  1,370,502        1,275,750    0.5
                                      40,000  The Procter & Gamble Company                3,681,508        3,580,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          5,052,010        4,855,750    1.8

             Information              30,000  America Online, Inc.                        2,283,087        2,668,125    1.0
             Processing

             Insurance                10,000  Aetna Inc.                                    834,263          740,625    0.3
                                      35,000  American International Group, Inc.          3,121,356        3,987,812    1.5
                                                                                       ------------     ------------  ------
                                                                                          3,955,619        4,728,437    1.8

             Medical Technology       13,000  Boston Scientific Corporation                 306,631          344,500    0.2
                                      50,000  Johnson & Johnson                           2,709,250        4,268,750    1.6
                                                                                       ------------     ------------  ------
                                                                                          3,015,881        4,613,250    1.8

             Pharmaceuticals          40,000  Bristol-Myers Squibb Company                4,400,234        5,037,500    1.9
                                      74,000  Merck & Co., Inc.                           4,989,548        6,049,500    2.3
                                      45,000  Pfizer Inc.                                 1,437,756        5,937,188    2.2
                                                                                       ------------     ------------  ------
                                                                                         10,827,538       17,024,188    6.4

             Restaurants              20,000  McDonald's Corporation                      1,351,190        1,700,000    0.6

             Retail Specialty         12,500  Abercrombie & Fitch Co. (Class A)             603,875          950,000    0.4
                                      45,000  CVS Corporation                             1,223,180        2,385,000    0.9
                                      10,500  The Gap, Inc.                                 440,636          679,219    0.2
                                      30,340  Lowe's Companies, Inc.                      1,641,418        1,799,541    0.7
                                      91,000  Staples, Inc.                               2,035,415        2,667,438    1.0
                                      40,000  Walgreen Co.                                1,137,900        1,280,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          7,082,424        9,761,198    3.7

             Retail Stores            20,000  The TJX Companies, Inc.                       594,643          571,250    0.2

             Semiconductors           17,000  Applied Materials, Inc.                       515,845          945,625    0.4

             Software--Computer       12,000  Microsoft Corporation                       1,090,800        1,800,750    0.7

             Telecommunications       45,000  AT&T Corp.                                  3,748,428        3,695,625    1.4
                                      57,000  GTE Corporation                             3,253,476        3,697,875    1.4
                                      45,000  MCI WorldCom Inc.                           3,352,500        3,712,500    1.4
                                      50,000  Sprint Corp. (PCS Group)                    1,156,413        1,600,000    0.6
                                      45,000  Sprint Corporation                          2,831,576        3,861,563    1.5
                                                                                       ------------     ------------  ------
                                                                                         14,342,393       16,567,563    6.3

             Travel & Lodging         42,000  Carnival Corporation                        1,880,142        1,869,000    0.7


                                              Total Investments in the
                                              United States                              98,208,413      122,199,885   46.2


                                              Total Investments in North America         99,954,309      125,529,885   47.4


Merrill Lynch Global Holdings, Inc., February 28, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
PACIFIC                            Shares                                                                          Percent of
BASIN/ASIA   Industries             Held                  Investments                       Cost           Value   Net Assets
Australia    Broadcasting &          100,000  The News Corporation Limited             $    708,451     $    701,278    0.3%
             Publishing

                                              Total Investments in Australia                708,451          701,278    0.3


Hong Kong    Multi-Industry          400,000  Hutchison Whampoa Limited                   1,949,838        2,775,089    1.0

                                              Total Investments in Hong Kong              1,949,838        2,775,089    1.0


Japan        Leisure                  10,000  Sony Corporation                              847,524          757,039    0.3

             Photography             100,000  Canon, Inc.                                 1,758,792        2,141,292    0.8

             Retail Stores            40,000  Ito-Yokado Co., Ltd.                        1,760,352        2,333,502    0.9

             Telecommunications          400  Nippon Telegraph & Telephone
                                              Corporation (NTT)                           3,217,188        3,297,926    1.2

                                              Total Investments in Japan                  7,583,856        8,529,759    3.2


                                              Total Investments in the Pacific
                                              Basin/Asia                                 10,242,145       12,006,126    4.5


WESTERN
EUROPE


Finland      Communications            7,000  Nokia Oyj 'A'                                 196,985          953,956    0.4
             Equipment

                                              Total Investments in Finland                  196,985          953,956    0.4


France       Electrical Equipment     10,000  Alstom                                        340,815          273,327    0.1

             Electronics               5,000  STMicroelectronics NV (NY Registered
                                              Shares)                                       290,926          436,875    0.2

             Food                      3,000  Danone                                        713,873          747,204    0.3

             Information              10,000  Cap Gemini SA                               1,053,374        1,728,878    0.6
             Processing

             Insurance                20,000  Axa-UAP                                     2,689,377        2,608,135    1.0

                                              Total Investments in France                 5,088,365        5,794,419    2.2


Germany      Banking & Financial      70,000  Commerzbank AG                              2,004,376        1,967,078    0.7
                                      70,000  Deutsche Bank AG                            4,697,032        3,653,694    1.4
                                      60,000  Dresdner Bank AG                            2,280,538        2,087,825    0.8
                                                                                       ------------     ------------  ------
                                                                                          8,981,946        7,708,597    2.9

             Insurance                 8,000  Allianz AG (Registered Shares)              2,592,616        2,424,600    0.9

             Multi-Industry           13,000  Mannesmann AG                               1,155,677        1,745,233    0.7
                                     110,000  VEBA AG                                     5,056,239        5,868,304    2.2
                                                                                       ------------     ------------  ------
                                                                                          6,211,916        7,613,537    2.9

             Retail Stores            40,000  Metro AG                                    2,276,637        2,827,675    1.1

             Software--Computer       14,000  SAP AG (Systeme, Anwendungen,
                                              Produkte in der Datenverarbeitung)
                                              (Preferred)                                 6,083,300        5,286,523    2.0

                                              Total Investments in Germany               26,146,415       25,860,932    9.8


Ireland      Banking & Financial     150,000  Allied Irish Banks PLC                      2,717,716        2,599,721    1.0

                                              Total Investments in Ireland                2,717,716        2,599,721    1.0


Italy        Banking & Financial     515,000  Banca di Roma                                 748,050          746,216    0.3
             Insurance                80,000  Assicurazioni Generali                      3,170,802        3,091,123    1.2
                                     450,000  Istituto Nazionale delle Assicurazioni
                                              (INA)                                       1,038,639        1,091,663    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,209,441        4,182,786    1.6

                                              Total Investments in Italy                  4,957,491        4,929,002    1.9


Netherlands  Insurance                45,700  AEGON NV                                    5,110,216        4,770,681    1.8
                                      48,000  ING Groep NV                                2,656,337        2,687,170    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,766,553        7,457,851    2.8

             Leisure                  10,000  Koninklijke (Royal) Philips
                                              Electronics NV                                295,300          697,040    0.3

             Software--Computer       10,000  Baan Company, NV                              116,946           95,500    0.0

             Telecommunications       52,200  Equant                                      1,950,528        3,764,606    1.4

                                              Total Investments in the Netherlands       10,129,327       12,014,997    4.5


Switzerland  Food                      1,366  Nestle SA (Registered Shares)               2,459,614        2,578,693    1.0

             Insurance                 3,525  Zurich Allied AG                            2,424,159        2,340,592    0.9

             Pharmaceuticals           2,055  Novartis AG (Registered Shares)             3,692,058        3,605,612    1.3

                                              Total Investments in Switzerland            8,575,831        8,524,897    3.2


United       Banking & Financial     140,000  Barclays PLC                                3,609,402        3,736,038    1.4
Kingdom                              285,000  Lloyds TSB Group PLC                        3,984,525        4,083,509    1.5
                                     385,000  National Westminster Bank PLC               7,320,642        7,967,674    3.0
                                     500,000  Royal Bank of Scotland Group PLC            5,132,385        9,754,962    3.7
                                                                                       ------------     ------------  ------
                                                                                         20,046,954       25,542,183    9.6

             Electrical              100,000  BTR Siebe PLC                                 372,866          421,674    0.2
             Equipment

             Insurance                85,000  CGU PLC                                     1,270,984        1,251,927    0.5
                                     500,000  Royal & Sun Alliance Insurance
                                              Group PLC                                   6,672,402        4,224,748    1.6
                                                                                       ------------     ------------  ------
                                                                                          7,943,386        5,476,675    2.1

             Pharmaceuticals         115,000  Glaxo Wellcome PLC                          3,758,190        3,667,561    1.4
                                     115,000  SmithKline Beecham PLC                      1,577,426        1,619,180    0.6
                                      58,000  Zeneca Group PLC                            2,423,115        2,411,798    0.9
                                                                                       ------------     ------------  ------
                                                                                          7,758,731        7,698,539    2.9

             Telecommunications      424,000  COLT Telecom Group PLC                      5,096,200        7,861,314    3.0
                                      45,000  Energis PLC                                 1,322,355        1,077,611    0.4
                                     500,000  Vodafone Group PLC                          9,226,166        9,170,305    3.4
                                                                                       ------------     ------------  ------
                                                                                         15,644,721       18,109,230    6.8

                                              Total Investments in the United
                                              Kingdom                                    51,766,658       57,248,301   21.6


                                              Total Investments in Western Europe       109,578,788      117,926,225   44.6


Merrill Lynch Global Holdings, Inc., February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
SHORT-TERM                           Face                                                                          Percent of
SECURITIES                          Amount                 Issue                           Cost            Value   Net Assets
             Commercial           $6,909,000  General Motors Acceptance Corp.,
             Paper*                           4.88% due 3/01/1999                      $  6,907,127     $  6,907,127    2.6%
                                   4,275,000  Sara Lee Corporation,  4.77% due
                                              3/01/1999                                   4,273,867        4,273,867    1.6

                                              Total Investments in Short-Term
                                              Securities                                 11,180,994       11,180,994    4.2


             Total Investments                                                         $232,883,435      268,184,390  101.3
                                                                                       ============
             Liabilities in Excess of Other Assets                                                        (3,486,722)  (1.3)
                                                                                                        ------------  ------
             Net Assets                                                                                 $264,697,668  100.0%
                                                                                                        ============  ======

             Net Asset Value:  Class A--Based on net assets of $232,876,275 and
                                        17,149,104 shares outstanding                                   $      13.58
                                                                                                        ============
                               Class B--Based on net assets of $22,723,518 and
                                        1,788,969 shares outstanding                                    $      12.70
                                                                                                        ============
                               Class C--Based on net assets of $1,049,489 and 83,092
                                        shares outstanding                                              $      12.63
                                                                                                        ============
                               Class D--Based on net assets of $8,048,386 and 596,976
                                        shares outstanding                                              $      13.48
                                                                                                        ============

            *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Company.



PORTFOLIO INFORMATION


Worldwide Investments
As of 2/28/99

                                          Percent of
Ten Largest Industries                    Net Assets

Banking & Financial                          18.5%
Telecommunications                           17.1
Insurance                                    11.1
Pharmaceuticals                              10.6
Multi-Industry                                3.9
Communications Equipment                      3.8
Retail Specialty                              3.7
Computers                                     2.8
Software--Computer                            2.7
Electrical Equipment                          2.3



                                             Country of        Percent of
Ten Largest Equity Holdings                    Origin          Net Assets

Royal Bank of Scotland Group PLC           United Kingdom         3.7%
Vodafone Group PLC                         United Kingdom         3.4
Cisco Systems, Inc.                        United States          3.0
National Westminster Bank PLC              United Kingdom         3.0
COLT Telecom Group PLC                     United Kingdom         3.0
Merck & Co., Inc.                          United States          2.3
Pfizer Inc.                                United States          2.2
VEBA AG                                    Germany                2.2
SAP AG (Systeme, Anwendungen,
   Produkte in der Datenverarbeitung)
   (Preferred)                             Germany                2.0
General Electric Company                   United States          2.0




PORTFOLIO CHANGES


For the Quarter Ended February 28, 1999


Additions

AEGON NV
AT&T Corp.
Aetna Inc.
Allianz AG (Registered Shares)
Allied Irish Banks PLC
America Online, Inc.
Assicurazioni Generali
Axa-UAP
Banca di Roma
Bank One Corporation
Barclays PLC
CGU PLC
Carnival Corporation
Citigroup Inc.
Commerzbank AG
Dresdner Bank AG
E.I. du Pont de Nemours and Company
Energis PLC
Federal Home Loan Mortgage Corporation
Federal National Mortgage Association
Franklin Resources, Inc.
General Electric Company
Glaxo Wellcome PLC
ING Groep NV
Infinity Broadcasting Corp. (Class  A)
International Business Machines
   Corporation
The Interpublic Group of Companies, Inc.
Istituto Nazionale delle Assicurazioni (INA)
Kimberly-Clark Corporation
Lowe's Companies, Inc.
MCI WorldCom Inc.
Mellon Bank Corporation
Minnesota Mining and Manufacturing
   Company (3M)
Nestle SA (Registered Shares)
Novartis AG (Registered Shares)
The Procter & Gamble Company
Safeway Inc.
SmithKline Beecham PLC
T. Rowe Price Associates, Inc.
The TJX Companies, Inc.
Vodafone Group PLC
Walgreen Co.
The Walt Disney Company
Zeneca Group PLC
Zurich Allied AG



Deletions

Ascend Communications, Inc.
BPI-SGPS  SA (Registered Shares)
The Bank of New York Company, Inc.
Capita Group PLC
Cimpor-Cimentos de Portugal, SGPS, SA
Federated Department Stores, Inc.
Keyence Corporation
Matsushita Electric Industrial Company,
   Ltd.
Minebea Co., Ltd.
Murata Manufacturing Co., Ltd.
Northern Trust Corporation
Perez Companc SA 'B'
Prosegur, CIA de Seguridad SA (Registered)
Sumitomo Electric Industries
Wachovia Corporation